Exhibit 10.6

LAURUS MASTER FUND, LTD.
c/o Laurus Capital Management, LLC
825 Third Avenue
14th Floor
New York, New York 10022

June 30, 2006

TrueYou.Com, Inc. and each of its subsidiaries
7 Corporate Park
Norwalk, CT 06851
Attention: Chief Financial Officer

         Re:   Post-Closing Items

Ladies and Gentlemen:

        Reference is made to (a) the Securities Purchase Agreement, dated as of the date hereof (as the same may be amended, supplemented, restated or modified from time to time, the “Securities Purchase Agreement”) by and between TrueYou.Com, Inc.., a Delaware corporation (the “Parent”), Klinger Advanced Aesthetic, Inc., an Delaware corporation (“Klinger Inc.”), Advanced Aesthetics Sub, Inc., a Delaware corporation (“Advanced Sub”), Advanced Aesthetics, Inc., a Delaware corporation (“Advanced”), Klinger Advanced Aesthetics, LLC, a Delaware limited liability company (“Klinger LLC”), Anushka PBG, LLC, a Delaware limited liability company (“Anushka PBG”), Anushka Boca, LLC, a Delaware limited liability company (“Anushka Boca”), Wild Hare, LLC, a Delaware limited liability company (“Wild Hare”), Dischino Corporation, a Florida corporation (“Dischino”), Anushka PBG Acquisition Sub, LLC, a Delaware limited liability company (“Anushka PBG Sub”), Anushka Boca Acquisition Sub, LLC, a Delaware limited liability company (“Anushka Boca Sub”), and Wild Hare Acquisition Sub, LLC, a Delaware limited liability company (“Wild Hare Sub” and, together with the parent, Klinger Inc., Advanced Sub, Advanced, Klinger LLC, Anushka PBG, Anushka Boca, Wild Hare, Dischino, Anuska PBG Sub, and Anushka Boca Sub, the “Companies” and, each a “Company) and Laurus Master Fund, Ltd. (“Laurus”), and the Related Agreements referred to in the Securities Purchase Agreement, and (b) all documents, instruments and agreements executed in connection with the agreements referenced in the foregoing clause (a) (all documents referred to in the foregoing clauses (a) and (b), collectively, the “Documents”)

        In order to facilitate the closing of the transactions contemplated by the Documents within the time constraints of the Companies, Laurus has agreed that certain closing requirements may be waived, in whole or in part, as conditions to the initial disbursements under the Documents. In consideration thereof, the Companies have each agreed that each condition set forth on the attached schedule (“Schedule A”) shall be satisfied within the time periods and under the conditions, all in a manner (and when applicable, evidenced by agreements, instruments and documents) satisfactory in form and substance to Laurus.

        Furthermore, Laurus has agreed to deposit $21,556,000 (the “Funding Amount”) into a restricted account pending the satisfaction of the conditions set forth on Schedule B hereto (the “Funding Amount Conditions”) by July 11, 2006. In consideration thereof, the Companies have agreed that the Funding Amount Conditions shall have been satisfied by July 11, 2006 under the conditions (and when applicable, evidenced by agreements, instruments and documents) satisfactory in form and substance to Laurus.

        Each Company acknowledges and agrees that its failure to satisfy the requirements set forth on Schedule A and Schedule B within the applicable time limits set forth thereon with respect thereto shall, in each event, constitute an “Event of Default” under, and as defined in, the Security Agreement. No waiver, modification or amendment of any provision of this agreement shall be effective unless specifically made in writing and duly signed by the party to be bound thereby.

        Except as expressly provided herein, nothing contained herein shall act as a waiver or excuse of performance of any obligations contained in the Documents.

Very truly yours, LAURUS MASTER FUND, LTD. By:________________________________ Name: Title

The foregoing is hereby accepted and agreed to as of the date set forth above:

TRUEYOU.COM, INC.
a Delaware corporation

By:___________________________
Name:
Title:

KLINGER ADVANCED AESTHETICS, INC., a Delaware corporation

By:___________________________
Name:
Title:

ADVANCED AESTHETIC SUB, INC., a Delaware corporation

By:___________________________
Name:
Title:

ADVANCED AESTHETIC, LLC, a Delaware limited liability company

By:___________________________
Name:
Title:

KLINGER ADVANCED AESTHETICS, LLC, a Delaware limited liability company

By:___________________________
Name:
Title:

ANUSHKA PBG, LLC, a Delaware limited liability company

By:___________________________
Name:
Title:

ANUSHKA BOCA, LLC, a Delaware limited liability company

By:___________________________
Name:
Title:

WILD HARE, LLC, a Delaware limited liability company

By:___________________________
Name:
Title:

DISCHINO CORPORATION, a Florida corporation

By:___________________________
Name:
Title:

ANUSHKA PBG ACQUISITION SUB, LLC, a Delaware limited liability company

By:___________________________
Name:
Title:

ANUSHKA BOCA ACQUISITION SUB, LLC, a Delaware limited liability company

By:___________________________
Name:
Title:

WILD HARE ACQUISITION SUB, LLC, a Delaware limited liability company

By:___________________________
Name:
Title:

Schedule A

1.

No later than 30 days following the date hereof, the Companies shall deliver (or cause to be delivered) stock certificates and powers, pursuant to the Stock Pledge Agreement dated as of the date hereof, to Laurus’ custodial agent at the Bank of New York, for each of the parties listed on Schedule A of the Stock Plege Agreement.

2.	No later than 30 days following the date hereof, the Companies shall certified certificates of incorporation of a recent date from each of the Companies.

3.	No later than 30 days following the date hereof, the Companies shall deliver good standing certificates of a recent date from each of the Companies.

4.	No later than 30 days following the date hereof, the Companies shall deliver (or cause to be delivered) executed waivers from landlords for all inventory locations, to the satisfaction of Laurus.

5.	No later than 30 days following the date hereof, the Companies shall deliver any other outstanding deliverables as listed on the closing checklist previously provided by Laurus to the Companies.

A-1

Schedule B

Funding Amount Conditions

The following conditions (the “Funding Amount Conditions”) shall be satisfied by July 11, 2006:

A.	The Companies shall deliver to Laurus evidence that $5,000,000 in additional capital has been raised.

B.	The Companies shall deliver (or cause to be delivered) a Subordination Agreement(s) executed by each of the Parent and any lender reasonably acceptable to Laurus.

C.	Laurus shall have received an executed payoff letter from Technology Investments Capital Corporation, in form and substance satisfactory to Laurus in its sole discretion;

B-1